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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2008

                                   ZINGO, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       000-24459              71-0915828
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(State or Other Jurisdiction        (Commission          ( I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


           420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (866) 946-4648
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 4.01.  Changes in Registrant's Certifying Accountants.

      On December 31, 2007, the Registrant's Board of Directors approved the appointment on January 11, 2008 of Wiener, Goodman & Company, P.C. ("W&G") as the Registrant's independent auditors for the fiscal year ending July 31, 2008, and accepted the resignation of Haynie & Company ("Haynie") (formerly Mason Russell West, LLC.), which had audited the Registrant's financial statements for the fiscal years ended December 31, 2005 and 2006, and the transition period from January 1 through July 31, 2007.

      The Registrant's Board of Directors believes that the appointment of W&G to review the Form 10-QSB's to be filed for the fiscal quarters ending January 31 and April 30, 2008, and to audit the Registrant's consolidated financial statements for the fiscal year ending July 31, 2008 and thereafter, is in the best interests of the Registrant and its shareholders at this point in the development of the Registrant's business.

      None of Haynie's reports on the Registrant's financial statements for any of the Registrant's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the resignation of Haynie, there were no disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Haynie, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Registrant's two most recent fiscal years.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit No.                     Description

            16.1        Letter on change in certifying accountant from Haynie &
                        Company

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 14, 2008                     ZINGO, INC.
                                            (Registrant)


                                           By: /s/ Holly Roseberry
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                                               Holly Roseberry,
                                               Chief Executive Officer